UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: July 6, 2004

Date of Earliest Event Reported: July 6, 2004

DOLLAR TREE STORES, INC.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-25464

VIRGINIA	54-1387365
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

500 Volvo Parkway

Chesapeake, VA 23320

(Address of principal executive offices)

Registrant’s telephone number, including area code: (757) 321-5000

Item 9. Regulation FD Disclosure.

Dollar Tree Stores, Inc. has released a business update for its second quarter of 2004, which is available via a recorded telephone announcement beginning today, July 6 after 5:00 PM EDT and continuing through Friday, July 9. The recorded announcement may be accessed by calling (757) 321-5TRE.

The text of that recorded announcement is included below:

Thank you for calling the Dollar Tree business update hotline. This is Eric Coble, Chief Financial Officer.

The information on this call about our future expectations, plans and prospects constitutes forward-looking statements under the Private Securities Litigation Reform Act of 1995. Our actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including national and international events, consumer spending, and others described in our recent Annual Report and Quarterly Report on file with the SEC. This information is current only as of the date presented, and we will not update this information until our official quarterly sales release scheduled for Thursday, August 5th, before market open.

Our stated plan for the fiscal second quarter, which runs from May 2nd through July 31st, is for total sales to be in the range of 700 to 715 million dollars. Through July 3rd, the Company’s sales can be characterized as on-plan, and we are therefore reaffirming that range.

As of July 3rd, 2004, we operated 2,602 stores in 47 states, compared to 2,447 stores in 47 states a year ago.

This hotline will next be updated on Tuesday, October 5th, 2004.

Thank	you for calling.

The information contained in this item is being furnished to the Securities and Exchange Commission pursuant to the Commission’s Regulation FD. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

A WARNING ABOUT FORWARD-LOOKING STATEMENTS:

This document contains “forward-looking statements” as that term is used in the Private Securities Litigation Reform Act of 1995. Forward-looking statements address future events, developments or results and typically use words such as believe, anticipate, expect, intend, plan, forecast, or estimate. For example, our forward-looking statements include statements regarding

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our anticipated second-quarter sales. For a discussion of the risks, uncertainties and assumptions that could affect our future events, developments or results, you should carefully review the “Risk Factors,” “Business,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections in our Annual Report on Form 10-K filed April 13, 2004 and our Quarterly Report on Form 10-Q filed June 10, 2004. Also, carefully review “Risk Factors” in our most recent prospectuses filed November 15, 2000 and August 3, 2000. In light of these risks and uncertainties, the future events, developments or results described by our forward-looking statements in this document could turn out to be materially and adversely different from those we discuss or imply. We are not obligated to release publicly any revisions to any forward-looking statements contained in this press release to reflect events or circumstances occurring after the date of this report and you should not expect us to do so.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE: July 6, 2004

DOLLAR TREE STORES, INC.

By:	/s/ Frederick C. Coble
Frederick C. Coble
Chief Financial Officer

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